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                                                                    EXHIBIT 10.3

     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THEY HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE DISTRIBUTED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL, SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND ANY APPLICABLE STATE SECURITIES LAWS.



No.  IW-02                          WARRANT                        June 23, 1997
                  To Purchase 462,500 Shares of Common Stock of
                             Metal Management, Inc.

     1. Number of Shares; Exercise Price; Term. This certifies that, in partial consideration of entering into the Purchase Agreement and Plan of Merger entered into effective as of June 23, 1997, by and among Metal Management, Inc., a Delaware corporation (the "Company"), Isaac Acquisition Corporation, The Isaac Corporation ("Isaac"), Ferrex Trading Corporation ("Ferrex"), Paulding Recycling, Inc. ("Paulding"), Briquetting Corporation of America ("Briquetting") (Isaac, Ferrex, Paulding and Briquetting referred to collectively as the "Companies") and all of the shareholders of the Companies (the "Purchase Agreement"), George A. Isaac, III, Trustee of the George A. Isaac, III Second Revocable Trust ("Holder") is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time after the date hereof and at or prior to 11:59 p.m. Central Time, on June 22, 2002 (the "Expiration Time"), but not thereafter, to acquire from the Company, in whole or in part, from time to time, up to (i) 375,000 fully paid and nonassessable shares (the "Shares") of common stock $.01 par value of the Company ("Common Stock") at a purchase price equal to $10.80 per Share; and (ii) 87,500 Shares at a purchase price equal to $11.70 per Share, all as adjusted pursuant to Section 11 hereof (the "Exercise Price"). Such number of Shares, type of security and Exercise Price are subject to adjustment as provided herein, and all references to "Common Stock" and "Exercise Price" herein shall be deemed to include any such adjustment or series of adjustments.

     2. Exercise of Warrant. The purchase rights represented by this Warrant are exercisable by the Holder, in whole or in part, at any time, or from time to time, prior to the Expiration Time by the surrender of this Warrant and the Notice of Exercise annexed hereto, all duly completed and executed on behalf of the Holder, at the office of the Company in Chicago, Illinois (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), and upon payment of the Exercise Price for the Shares thereby purchased (by cash, certified or cashier's check or wire transfer payable to the order of the Company, at the time of exercise in an amount equal to the purchase price of the Shares thereby purchased). Thereupon, the Holder, shall be entitled to receive from the Company a stock certificate in proper form representing the number of Shares so purchased, and a new Warrant in substantially identical form and dated as of such exercise for the purchase of that number of Shares equal to the difference, if any, between the number of Shares subject hereto and the number of Shares as to which this Warrant is so exercised.

     3. Issuance of Shares. Certificates for Shares purchased hereunder shall be delivered to the Holder within a reasonable time after the date on which this Warrant shall have been exercised in accordance with the terms hereof. The Company hereby represents and warrants that all Shares that may be issued upon


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the exercise of this Warrant will, upon such exercise, be duly and validly authorized and issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issuance thereof (other than liens or charges created by or imposed upon the Holder or taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The Company agrees that the Shares so issued shall be and shall for all purposes be deemed to have been issued to the Holder as the record owner of such Shares as of the close of business on the date on which this Warrant shall have been exercised or converted in accordance with the terms hereof.

     4. No Fractional Shares or Scrip. No fractional Shares or scrip representing fractional Shares shall be issued upon the exercise of this Warrant. In lieu of any fractional Share to which the Holder would otherwise be entitled, the Holder shall be entitled, at his option, to receive either (i) a cash payment equal to the excess of fair market value for such fractional Share above the Exercise Price for such fractional share (as determined in good faith by the Company) or (ii) a whole Share if the Holder tenders the Exercise Price for one whole share.

     5. No Rights as Shareholders. This Warrant does not entitle the Holder hereof to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof.

     6. Charges, Taxes and Expenses. Certificates for Shares issued upon exercise of this Warrant shall be issued in the name of the Holder. Issuance of certificates for Shares upon the exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company.

     7. Additional Registration Right. The Company shall use its best efforts to file as soon as practicable, and shall use its best efforts to cause to remain effective, a registration statement(s) as may be necessary to permit the Holder to sell in the public market any and all Shares acquired hereunder, provided, that the Holder understands and agrees that this undertaking shall not be deemed to impose any obligation upon the Company to take any action whatsoever that, in the opinion of the Company's Executive Committee, would or might delay or hinder any material transaction involving the Company, including but not limited to any of the Company's acquisitions (such as its pending mergers with Cozzi Iron & Metal, Inc. and Proler Southwest) or any of the Company's debt or equity financings (such as its contemplated high yield debt ffering), or that would or might be deemed to be a default or violation of any of the Company's contracts in regard to any of such transactions or financings, including but not limited to any "blackout" periods imposed by the Company's underwriters. Notwithstanding the foregoing, the Holder shall have the right to participate on the same terms and conditions in any and all registration rights afforded to T. Benjamin Jennings, Gerard M. Jacobs, Albert A. Cozzi, Frank J. Cozzi, or Gregory P. Cozzi.

     8. Exchange and Registry of Warrant. This Warrant is exchangeable, upon the surrender hereof by the Holder at the above-mentioned office or agency of the Company, for a new Warrant in substantially identical form in the name of the transferee(s) as designated by the Holder and dated as of such exchange. The Company shall maintain at the above-mentioned office or agency a registry showing the name and address of the Holder. This Warrant may be surrendered for exchange or exercise, in accordance with its terms, at the office of the Company, and the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

     9. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in the

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case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation and reissuance, in lieu of this Warrant.

     10. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday or a Sunday or a legal holiday.

     11. Adjustments and Termination of Rights. The Exercise Price per Share and the number of Shares purchasable hereunder are subject to adjustment from time to time as follows:

          (a) Merger or Consolidation. If at any time there shall be a merger or a consolidation of the Company with or into another corporation when the Company is not the surviving corporation, then, as part of such merger or consolidation, lawful provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the aggregate Exercise Price then in effect, the number of shares of stock or other securities or property (including cash) of the successor corporation resulting from such merger or consolidation, to which the Holder as the holder of the stock deliverable upon exercise of this Warrant would have been entitled in such merger or consolidation if this Warrant had been exercised immediately before such merger or consolidation. In any such case, appropriate adjustment shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the merger or consolidation. This provision shall apply to successive mergers or consolidations.

          (b) Reclassification, Recapitalization, etc. If the Company at any time shall, by subdivision, combination or reclassification of securities, recapitalization, automatic conversion, or other similar event affecting the number or character of outstanding Shares, or otherwise, change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such subdivision, combination, reclassification or other change.

          (c) Split, Subdivision or Combination of Shares. If the Company at any time while this Warrant remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, the Exercise Price shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination.

          (d) Common Stock Dividends. If the Company at any time while this Warrant is outstanding and unexpired shall pay a dividend with respect to Common Stock payable in Shares, or make any other distribution with respect to Common Stock of Shares, then the Exercise Price shall be adjusted, from and after the date of determination of the shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the Exercise Price in effect immediately prior to such date of determination by a fraction
(i) the numerator of which shall be the total number of Shares outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total

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number of Shares outstanding immediately after such dividend or distribution.
This paragraph shall apply only if and to the extent that, at the time of such event, this Warrant is then exercisable for Common Stock.

          (e) Adjustment of Number of Shares. Upon each adjustment in the Exercise Price pursuant to 11(c) or 11(d) hereof, the number of Shares purchasable hereunder shall be adjusted, to the nearest whole Share, to the product obtained by multiplying the number of Shares purchasable immediately prior to such adjustment in the Exercise Price by a fraction (i) the numerator of which shall be the Exercise Price immediately prior to such adjustment, and
(ii) the denominator of which shall be the Exercise Price immediately after such adjustment.

          (f) Other Adjustments. In the event of any change in the capitalization of the Company or a corporate change other than those specifically referred to in Sections 11(a) through (d), the Board of Directors of the Company shall make appropriate adjustments in the number, class of, and Exercise Price of, Shares subject to the Warrant on the date on which such change occurs in order to prevent any enlargement or dilution of rights hereunder.

     12. Notice of Adjustments; Notices. Whenever the Exercise Price or number or type of securities issuable hereunder shall be adjusted pursuant to Section 11 hereof, the Company shall issue and provide to the Holder a certificate signed by an officer of the Company setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Exercise Price and number of Shares purchasable hereunder after giving effect to such adjustment.

     13. Governing Law. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws of Delaware and for all purposes shall be construed in accordance with and governed by the laws of said state, without giving effect to the conflict of laws principles.

     14. Attorneys' Fees. In any litigation, arbitration or court proceeding between the Company and the Holder relating hereto, the prevailing party shall be entitled to reasonable attorneys' fees and expenses incurred in enforcing this Warrant.

     15. Amendments. This Warrant may be amended and the observance of any term of this Warrant may be waived only with the written consent of the Company and the Holder. Notwithstanding the foregoing, Holder shall be entitled to the amendment of this Warrant to conform the terms hereof to more favorable warrant terms and conditions afforded to T. Benjamin Jennings, Gerard M. Jacobs, Albert
A. Cozzi and Frank J. Cozzi, except for terms in warrants issued to such individuals relating to number of warrants, exercise price and termination of warrants.

     16. Notice. All notices hereunder shall be in writing and shall be effective (a) on the day on which delivered if delivered personally or transmitted by telex or telegram or telecopier with evidence of receipt, (b) one business day after the date on which the same is delivered to a nationally recognized overnight courier service with evidence of receipt, or (c) five business days after the date on which the same is deposited, postage prepaid, in the U.S. mail, sent by certified or registered mail, return receipt requested, and addressed to the party to be notified at the address indicated below for the Company, or at the address for the Holder set forth in the registry maintained by the Company pursuant to Section 8, or at such other


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address and/or telecopy or telex number and/or to the attention of such other person as the Company or the Holder may designate by ten-day advance written notice.

     17. Entire Agreement. This Warrant and the forms attached hereto contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or undertakings with respect thereto.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer.

Dated:  June 23, 1997


                                   METAL MANAGEMENT, INC., a Delaware
                                   corporation



                                   By: /s/ Gerard M. Jacobs
                                      -------------------------------------
                                   Name:   Gerard M. Jacobs
                                   Title:  President and Chief Executive Officer


                                   Address:    500 N. Dearborn St.
                                               Suite 405
                                               Chicago, Illinois  60610








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